                                                                    EXHIBIT 10.3



                                                                  EXECUTION COPY




                               FIRST AMENDMENT TO

                   PROVISIONAL WAIVER AND STANDSTILL AGREEMENT

         THIS FIRST AMENDMENT TO PROVISIONAL WAIVER AND STANDSTILL AGREEMENT (this "First Amendment") is made and entered into as of the 14th day of August, 2001, by the Lenders party to the Credit Agreement identified below, FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders (the "Administrative Agent"), FLEET BANK, N.A., as documentation agent for the Lenders (the "Documentation Agent"), KEYBANK NATIONAL ASSOCIATION, as co-agent (the "Co-Agent"), THE ACKERLEY GROUP, a Delaware corporation (the "Borrower") and each of the Subsidiaries of the Borrower identified below.

                              Statement of Purpose

         Pursuant to the Provisional Waiver and Standstill Agreement dated as of May 14, 2001 (as amended, restated, supplemented or otherwise modified, the "Waiver Agreement"), the Borrower, each of the Subsidiaries of the Borrower identified therein, the Administrative Agent, the Documentation Agent, the Co-Agent and the Lenders, each a party to the Credit Agreement dated as of January 22, 1999 (as amended by that certain First Amendment to the Credit Agreement dated as of June 11, 1999, that certain Second Amendment to the Credit Agreement dated as of September 10, 1999, that certain Third Amendment to the Credit Agreement dated as of January 7, 2000, that certain Fourth Amendment to the Credit Agreement dated as of February 11, 2000, that certain Fifth Amendment to the Credit Agreement dated as of July 31, 2000, that certain Sixth Amendment to the Credit Agreement dated as of December 15, 2000, that certain Seventh Amendment to the Credit Agreement dated as of February 28, 2001, and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), agreed to waive the Acknowledged Defaults provisionally until August 14, 2001, subject to the express terms and provisions of the Waiver Agreement.

         The Borrower has requested that the Required Lenders continue to waive through the Waiver Maturity Date (as defined below) the Acknowledged Defaults.

         The Lenders, the Administrative Agent, the Documentation Agent and the Co-Agent are willing to continue to waive the Acknowledged Defaults provisionally for an additional period of time in respect of the Acknowledged Defaults during such period subject to the express terms and provisions of this First Amendment. This First Amendment shall be deemed to be one of the Credit Documents under and pursuant to the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effect of Amendment. Except as expressly amended hereby, the Waiver Agreement, the Credit Agreement and each other Credit Document, shall be and remain in full force and effect. The amendments granted in this First Amendment are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of the Waiver Agreement, the Credit Agreement, the other Credit Documents or any other document or instrument entered into in connection therewith, or a future modification, acceptance or waiver of the provisions set forth therein. For avoidance of doubt, but in no way limiting the scope and breadth of the previous sentences in this paragraph, each Credit Party hereby reaffirms each of the acknowledgments and agreements made by it in Sections 1 (except as expressly amended in Paragraphs 3(b) and 3(c) below), 7 and 8 of the Waiver Agreement as if each such acknowledgment and agreement was made as of the date hereof.

         2. Capitalized Terms. All capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Waiver Agreement.

         3. Amendment of Waiver Agreement. The Waiver Agreement shall be hereby amended as follows:

         a. The Statement of Purpose shall hereby be amended by deleting the third paragraph thereto and replacing it in its entirety with the following:

                  "The Borrower has requested that the Required Lenders waive through the Waiver Maturity Date (as defined below) the Events of Default which result, absent such waiver, solely from the Borrower's non-compliance with Sections 7.1(a) and 7.2 of the Credit Agreement as of March 31, 2001 and June 30, 2001 (the "Acknowledged Defaults")."

         b. Section 1 shall hereby be amended by deleting paragraph 1(c) and replacing it in its entirety with the following:

                  "(c) The Revolving Loans outstanding as of the date hereof are in an amount equal to $26,300,000 (the "Existing Loans"). There are no Term Loans outstanding as of the date hereof."

         c. Section 1 shall hereby be further amended by deleting paragraph 1(d) and replacing it in its entirety with the following:

                  "(d) The Letter of Credit Exposure of the Lenders outstanding as of the date hereof is an in amount equal to $1,315,000 (the "Existing L/C Exposure," and, collectively with the Existing Loans, the "Existing Extensions of Credit")."

         d. Section 2 shall hereby be amended by deleting Section 2 and replacing it in its entirety with the following:

                  "Provisional Waiver and Limited Deferral. The Administrative Agent, the Documentation Agent, the Co-Agent and each Lender respectively agree to waive the Acknowledged Defaults provisionally, effective as of March 31, 2001 and June 30, 2001, respectively, and to defer the exercise of any rights or remedies arising by reason of the Events of Default that have occurred solely as a result of the occurrence of the

         Acknowledged Defaults until that date (as may be extended, the "Waiver Maturity Date") which is the earliest to occur of: (a) September 15, 2001; (b) the date of the occurrence of any Event of Default other than the Acknowledged Defaults; (c) the date on which any material provision of the Credit Agreement or any other Credit Document shall for any reason cease to be valid and binding on the Borrower or any other Credit Party; (d) Credit Suisse First Boston's abandonment or withdrawal from its commitments to the Borrower for a takeout facility in the amount of at least $120,000,000 consisting of at least $20,000,000 on the Revolving Loans and at least $100,000,000 on the Term Loans (the "Qualified Takeout Facility"); (e) the closing of any Qualified Takeout Facility; or (f) the date on which any breach of any of the further conditions or agreements provided in the Waiver Agreement as amended by this First Amendment shall occur, it being agreed that the breach of any such further condition or agreement shall, at the option of Required Lenders, by notice in writing from the Administrative Agent (unless the Administrative Agent is prohibited by applicable law from providing such notice) to the Borrower constitute a Default and Event of Default under the Credit Agreement."

         e. Section 3 shall hereby be amended by deleting paragraph 3(b) and replacing it in its entirety with the following:

                  "(b) Notwithstanding paragraph 3(a) above, any obligation of the Lenders to make additional Loans requested by the Borrower (including the Revolving Loans) shall be at the sole and absolute discretion of, and on terms and conditions satisfactory to, the Administrative Agent and Required Lenders."

         f. Section 3 shall hereby be further amended by deleting paragraph 3(d) and replacing it in its entirety with the following:

                  "(d) From and after August 14, 2001, all LIBOR Loans shall bear interest at a rate equal to the LIBOR Rate plus 5.50% and all Base Rate Loans shall bear interest at a rate equal to the Base Rate plus 4.50%."

         g. Section 4 shall hereby be amended by deleting subparagraph 4(b)(i) in its entirety and replacing it with the following:

                  "(i) subject to receipt of a cash flow projection for the Borrower and its Subsidiaries for at least a 3-month period beginning August 14, 2001, which shall be attached hereto as Exhibit "A" and which shall be in form and substance satisfactory to the Administrative Agent and Required Lenders (the "New Cash Flow Projection"), commencing on August 14, 2001 and thereafter no later than the second business day following each bi-weekly period referenced in the New Cash Flow Projection, (A) a subsequent cash flow projection in form and substance satisfactory to the Administrative Agent and Required Lenders for the Borrower and its Subsidiaries prepared on a rolling basis for at least the next succeeding 3-month period (the "Cash Flow Projection") and (B) a report in form and substance satisfactory to the Administrative Agent and Required Lenders comparing actual cash flow for the bi-weekly period referenced in the New Cash



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
         Flow Projection most recently ended to the projected cash flow for such period set forth in the preceding Cash Flow Projection;"

         h. Section 4 shall hereby be further amended by deleting subparagraph 4(b)(ii) in its entirety and replacing it with the following:

                  "(ii) commencing on August 31, 2001 for the month of July and thereafter no later than the 15th calendar day of each subsequent month, a financial report with narrative in the form and substance satisfactory to the Administrative Agent and Required Lenders;"

         i. Section 4 shall hereby be further amended by adding the following clause (iv) to the end of paragraph 4(b):

                  "(iv) no later than Friday of each week commencing with August 17, 2001, a written report shall be delivered to the Administrative Agent (A) summarizing the status of the Qualified Takeout Facility, including without limitation, any commitments in respect of such facility and (B) attaching copies of such commitments."

         4. Conditions. The effectiveness of this First Amendment shall be conditioned upon the following:

         a. The following documents shall have been duly authorized and executed by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Borrower shall have delivered original counterparts thereof to the Agent:

                  (i) this First Amendment, duly executed and delivered by the Credit Parties, the Administrative Agent, the Documentation Agent, the Co-Agent, and the Lenders constituting Required Lenders;

                  (ii) a certificate of the secretary or assistant secretary of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Credit Documents to which it is a party and certifying that: (A) the certificate or articles of incorporation of such Credit Party have not been amended, modified or repealed since the date delivered to the Administrative Agent, (B) the bylaws of such Credit Party have not been amended, modified or repealed since the date delivered to the Administrative Agent, (C) attached thereto is true, correct and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party authorizing the execution and delivery of this First Amendment, and (D) attached thereto is a true, correct and complete copy of the certificate of good standing/existence of such Credit Party under the laws of its jurisdiction of organization; and

                  (iii) such other documents, certificates and instruments as the Administrative Agent reasonably requests.

         b. To the extent that the Borrower has received an invoice for such fees and expenses, the Borrower shall have paid all outstanding professional fees and expenses, as provided in the Credit Agreement, through the date of this First Amendment.

         c. Concurrently with the execution of this First Amendment, the Borrower shall have paid to the Administrative Agent, for distribution to the Lenders executing and delivering this First Amendment, on a pro rata basis (based upon the ratio of the Commitment of each such consenting Lender to the total Commitments of all such consenting Lenders), a fee in an amount equal to
12.50 basis points of the total Commitments of all such consenting Lenders.

         5. Limited Effect of First Amendment. Except as expressly provided in this First Amendment, the Credit Agreement, and each other Credit Document shall continue to be, and shall remain, in full force and effect. This First Amendment shall not be deemed or otherwise construed: (i) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement or any other Credit Document; (ii) to prejudice any other right or rights that the Administrative Agent, the Documentation Agent, the Co-Agent or any Lender, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or any other Credit Document, as such documents may be amended, restated or otherwise modified from time to time;
(iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Credit Party or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or any other Credit Document or any rights or remedies arising in favor of the Administrative Agent, the Documentation Agent, the Co-Agent and the Lenders, or any of them, under or with respect to any such documents; or (iv) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Credit Party, on the one hand, and the Administrative Agent, the Documentation Agent, the Co-Agent or any Lender, on the other hand. Neither the requirements of good faith and fair dealing nor any other theory, concept or argument shall require any Lender to impart upon any Credit Party any further or greater benefits, to suffer any prejudice or impairment of any kind whatsoever, or to tolerate any noncompliance with this First Amendment and any other Credit Document, because each Lender has bargained for and given valuable consideration for this First Amendment and the other Credit Documents and its creation of express, explicit and objective limits of what benefits each Lender is willing to provide to the Credit Parties, and what, in return, the Credit Parties are required to provide to each Lender. This First Amendment and the other Credit Documents provide a clear statement of each Lender's requirements and obligations and creates an agreed upon standard of performance upon which each Lender is entitled to rely in exercising and enforcing its respective remedies under the Credit Documents.

         6. Release. Each Credit Party, on behalf of itself and any Person claiming by, through, or under such Credit Party (collectively, the "Credit Party Group"), acknowledges that it has no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims") against all or any of the Administrative Agent, the Documentation Agent, the Co-Agent, the Lenders or any of their respective directors, officers, employees, agents, attorneys, financial advisors, accountants, legal representatives, successors and assigns (the Administrative Agent, the Documentation Agent, the Co-Agent, the Lenders and their respective directors, officers, employees, agents, attorneys, financial advisors, accountants, legal representatives, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and each Credit Party, on behalf of itself and all the other members of the Credit Party Group, hereby releases the Lender Group from any liability whatsoever should any Claims nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this First Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this First Amendment, the transactions referred to herein, any Credit Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied. This section shall survive the termination of this First Amendment and shall remain in full force and effect even if any of the conditions set forth in paragraphs 4(a)(ii)-(iii), 4(b) and 4(c) in the this First Amendment are not satisfied.

         7. Representations and Warranties. By its execution hereof, each of the Credit Parties hereby certifies that each of the representations and warranties set forth in the Credit Agreement and the other Credit Documents in respect of such Credit Party is true and correct as of the date hereof as if fully set forth herein, (other than as a result of the occurrence of the Acknowledged Defaults and except to the extent such representation or warranty is expressly stated to have been made as of a specified date, in which case such representation or warranty shall be true and correct as of such specified date), and that as of the date hereof no Default or Event of Default (other than Events of Default occurring as a result of the occurrence of the Acknowledged Defaults) has occurred and is continuing. Additionally, each Credit Party represents and warrants that since [March 31, 2001], no event which has had, or could reasonably be expected to have, a material adverse effect has occurred, except as previously disclosed in writing to the Administrative Agent.

         8. Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of Lenders pursuant to the Waiver Agreement, as amended herein, the Revolving Notes or any other Credit Document which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

         9. GOVERNING LAW; CONSENT TO JURISDICTION; ARBITRATION. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS HAVE BEEN EXECUTED, DELIVERED AND ACCEPTED IN, AND SHALL BE DEEMED TO HAVE BEEN MADE IN, NORTH CAROLINA AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF); PROVIDED THAT EACH LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OR RULES

DESIGNATED IN SUCH LETTER OF CREDIT OR, IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS, INTERNATIONAL CHAMBER OF COMMERCE, AS IN EFFECT FROM TIME TO TIME (THE "UNIFORM CUSTOMS"), OR, IN RESPECT OF STANDBY LETTERS OF CREDIT, THE INTERNATIONAL STANDBY PRACTICE RULES ("ISP98"), AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS OR ISP98, THE LAWS OF STATE OF NORTH CAROLINA (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF). EACH CREDIT PARTY HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT WITHIN MECKLENBURG COUNTY, NORTH CAROLINA OR ANY FEDERAL COURT LOCATED WITHIN THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY PROCEEDING TO WHICH THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY CREDIT PARTY IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING , STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OR THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY CREDIT PARTY. EACH CREDIT PARTY IRREVOCABLY AGREES TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING. EACH CREDIT PARTY CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO IT AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID AND PROPERLY ADDRESSED. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY JURISDICTION. THE PROVISIONS OF SECTION 11.4 OF THE CREDIT AGREEMENT SHALL BE APPLICABLE TO THIS FIRST AMENDMENT.

         10. Headings. The captions in this First Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         11. Counterparts. This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         12. Entire Agreement, Etc. The Credit Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby.

         13. No Third Party Beneficiaries. This First Amendment does not and shall not be construed to confer any rights or remedies upon any Person other than the parties to this First Amendment and their respective successors and permitted assigns.

         14. Severability. The provisions of this First Amendment are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this First Amendment in any jurisdiction.

         15. Survival of Obligations. All covenants, agreements and other obligations of the Credit Parties under this First Amendment which do not terminate on the Waiver Maturity Date pursuant to their express terms shall survive the occurrence of the Waiver Maturity Date and shall thereafter be enforceable against the Credit Parties according to their terms.




                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.


                                       BORROWER:

                                       THE ACKERLEY GROUP, a Delaware
                                       corporation


                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       OTHER CREDIT PARTIES/GUARANTORS:

                                       ACKERLEY MEDIA GROUP, INC.



                                       By: /s/
                                           -------------------------------------
                                           Name:  Kevin E. Hylton
                                           Title: Assistant Secretary


                                       ACKERLEY COMMUNICATIONS OF
                                       MASSACHUSETTS, INC.


                                       By: /s/
                                           -------------------------------------
                                           Name:  Kevin E. Hylton
                                           Title: Assistant Secretary


                                       KVOS TV, LTD.



                                       By: /s/
                                           -------------------------------------
                                           Name:  Kevin E. Hylton
                                           Title: Assistant Secretary

                                       CENTRAL NY NEWS, INC.



                                       By: /s/
                                           -------------------------------------
                                           Name:  Kevin E. Hylton
                                           Title: Assistant Secretary


                                       AK FLORIDA OUTDOOR, INC.



                                       By: /s/
                                           -------------------------------------
                                            Name:  Kevin E. Hylton
                                            Title:    Assistant Secretary


                                       TC AVIATION, INC.



                                       By: /s/
                                           -------------------------------------
                                           Name:  Kevin E. Hylton
                                           Title: Assistant Secretary


                                       ACKERLEY INTERACTIVE MEDIA, INC.



                                       By: /s/
                                           -------------------------------------
                                           Name:  Kevin E. Hylton
                                           Title: Assistant Secretary

                                       ACKERLEY BROADCASTING FRESNO, LLC

                                       By:  Ackerley Media Group, Inc.
                                       Its: Sole Manager



                                       By: /s/
                                           -------------------------------------
                                           Name:  Kevin E. Hylton
                                           Title: Assistant Secretary


                                       AK MOBILE TELEVISION, INC.



                                       By: /s/
                                           -------------------------------------
                                           Name:  Kevin E. Hylton
                                           Title: Assistant Secretary


                                       ACKERLEY VENTURES, INC.



                                       By: /s/
                                           -------------------------------------
                                           Name:  Kevin E. Hylton
                                           Title: Assistant Secretary


                                       SSI, INC.



                                       By: /s/
                                           -------------------------------------
                                           Name:  Kevin E. Hylton
                                           Title: Assistant Secretary


                                       FULL HOUSE SPORTS AND ENTERTAINMENT, INC.


                                       By:
                                          --------------------------------------
                                          Name:  Kevin E. Hylton
                                          Title: Assistant Secretary

                                       ACKERLEY SEATTLE STORM, INC.



                                       By: /s/
                                           -------------------------------------
                                           Name:  Kevin E. Hylton
                                           Title: Assistant Secretary

                                       LENDERS:

                                       FIRST UNION NATIONAL BANK,
                                       as Administrative Agent and Lender


                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       FLEET BANK, N.A. as Documentation Agent
                                       and Lender



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       KEYBANK NATIONAL ASSOCIATION, as Co-Agent and Lender



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       US BANK NATIONAL ASSOCIATION, as Lender



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Lender


                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       THE BANK OF NOVA SCOTIA, as Lender



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       DRESDNER BANK AG, NEW YORK & GRAND CAYMAN
                                       BRANCHES, as Lender



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       WASHINGTON MUTUAL BANK, d/b/a WESTERN
                                       BANK, as Lender


                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       BNP PARIBAS, as Lender



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       CITIZENS BANK, as Lender



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       COMPAGNIE FINANCIERE, f/k/a CREDIT
                                       INDUSTRIEL ET COMMMERCIAL, as Lender



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       FIRST HAWAIIAN BANK, as Lender



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       NATEXIS BANQUE POPULAIRES, as Lender



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       MICHIGAN NATIONAL BANK, as Lender



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                       THE CIT GROUP/EQUIPMENT FINANCING, INC., as Lender


                                       By: /s/
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                                                 EXECUTION COPY
                                    EXHIBIT A


                       FORM OF CASH FLOW PROJECTION REPORT